EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 905 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Georges Benarroch, President, Chief Executive Officer and Acting Chief Financial Officer of Kyto Biopharma, Inc., a Florida corporation (the "Company"), do hereby certify, to the best of my knowledge, that:

(1)    the Company's Annual Report on Form 10-K for the period ended March 31, 2010, as filed with the Securities Exchange Commission on the date hereof (the "Report") fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: June 29, 2010

	By:	/s/ Georges Benarroch
Name :Georges Benarroch
Title: President, Chief Executive Office and Acting Chief Financial Officer